UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                --------------------------------------------


                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) : August 15, 1996
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                              HEALTHRITE, INC.
                              -----------------
           (Exact name of registrant as specified in its charter)


Delaware                           0-23016              13-3714405
- --------                           -------              ----------
(State or other jurisdiction      (Commission File      (IRS Employer
 of incorporation)                 Number)              Identification No.)


200 Madison Avenue                 New York, New York   10016
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (212) 953-0100
                                                   --------------

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Item 5.   Other Events.
          -------------

            In August, 1996, HealthRite, Inc. (the "Company") sold 432,500 shares of Series A Preferred Stock, par value $.001 per share (the "Series A") in its private placement for an aggregate gross proceeds of $865,000, or $2.00 per share. The net proceeds, after deducting applicable expenses, will be used primarily to fund the development and sale of a range of products under the brand name, Nautilus, the rights to which name were obtained pursuant to a long term license agreement, and for other working capital purposes. Each Series A share is entitled to a preferential dividend of 8% ($.16) per share, is to be redeemed in August 2001 at its liquidation value of $2.00 per share plus unpaid accrued dividends and is convertible into one share of Common Stock, subject to certain adjustments. The Series A shares are nonvoting except with respect to certain actions which may adversely affect their rights and proposals to effect a merger, consolidation or a sale of substantially all the Company's assets. The Series A shareholders will also have a right as a class to elect a Director during a period of default which lasts longer than 90 days in the payment of an annual dividend installment.

            In connection with the private placement, the Company issued five year Common Stock Warrants to purchase at a price of $2.50 per share (i) 21,375 shares to H.C. Wainwright & Co. ("Wainwright"), for services rendered as a placement agent, and (ii) 30,000 shares to Founders Management Services, Inc. ("Founders"), an affiliate of Messrs. Warren H. Haber, Chairman of the Board and Chief Executive Officer, and John L. Teeger, Vice Chairman and Chief Financial Officer of the Company, in satisfaction of the Company's obligation under a long-term agreement, pursuant to which Founders provides certain management and financial consulting services to the Company.

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            At the Company's Annual Meeting of the Board of Directors, the
Board increased the number of Directors from six to seven and thereupon elected Mr. Jack McConville as a Director. Mr. McConville had been employed for approximately 40 years until he retired in 1990 by J.C. Penney & Co., Inc. with which he held several managerial and executive positions - the last being President of its Women's Division, a position which he had held commencing in 1987. He has been a member of the Navy Advisory Committee since 1988 and had been a director of the Heart Research Foundation of Mount Sinai from 1987 to 1995.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

            a)    Financial Statements - None.

            b)    Exhibits

                  10(g) - Form of Warrant issued to H.C. Wainwright & Co. and
                          Founders Management Services, Inc.

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                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 23, 1996

                                             HEALTHRITE, INC.
                                     --------------------------------
                                              (Registrant)


                                     By:       /s/ John L. Teeger
                                          ---------------------------
                                              Name:    John L. Teeger
                                              Title:   Secretary

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                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 23, 1996



                                             HEALTHRITE, INC.
                                       --------------------------------
                                              (Registrant)


                                  By:  --------------------------------
                                       Name:    John L. Teeger
                                       Title:   Secretary

HRITE8-K/PPM